EXHIBIT 99.2
FINANCIAL SUPPLEMENT
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
March 31, 2007

Investor Contact: Keith Lennox	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.
Phone: (212) 635-5319
Fax: (212) 635-5532
email: keith.lennox@awac.com

NOTE ON FORWARD-LOOKING STATEMENTS
This report may contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve inherent risks and uncertainties. Statements that are not historical facts, including statements that use terms such as “believes”, “anticipates”, “intends” or “expects” and that relate to our plans and objectives for future operations, are forward-looking statements. In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements in this report should not be considered as a representation by us or any other person that our objectives or plans will be achieved. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the effects of competitors’ pricing policies, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products; (b) the effects of investigations into market practices, in particular insurance brokerage practices, together with any legal or regulatory proceedings, related settlements and industry reform or other changes arising therefrom; (c) the impact of acts of terrorism and acts of war; (d) greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices have anticipated; (e) increased competition due to an increase in capacity of property and casualty insurers or reinsurers; (f) the inability to obtain or maintain financial strength ratings by one or more of the company’s subsidiaries; (g) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (h) the company or one of its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; (i) changes in regulations or tax laws applicable to the company, its subsidiaries, brokers or customers; (j) changes in the availability, cost or quality of reinsurance or retrocessional coverage; (k) loss of key personnel; (l) changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect the company’s investment portfolio; and (m) such other risk factors as may be discussed in our most recent documents on file with the U.S. Securities and Exchange Commission (“SEC”). We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
- All financial information contained herein is unaudited.
- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
- Allied World Assurance Company Holdings, Ltd, along with others in the industry, uses underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned or written premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
- In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 18 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED		Previous
	MARCH 31,		Quarter
	2007	2006	Change

HIGHLIGHTS
Gross premiums written	$438,406	$498,120	(12.0%)
Net premiums written	357,844	427,503	(16.3%)
Net premiums earned	286,566	308,943	(7.2%)
Net investment income	72,648	62,001	17.2%
Net income	113,921	98,121	16.1%
Operating income	120,437	103,902	15.9%
Total assets	8,149,407	6,642,307	22.7%
Total shareholders’ equity	2,355,978	1,478,907	59.3%
Cash flows from operating activities	157,798	187,098	(15.7%)

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$1.89	$1.96	(3.6%)
Operating income	$2.00	$2.07	(3.4%)
Diluted earnings per share
Net income	$1.83	$1.94	(5.7%)
Operating income	$1.94	$2.06	(5.8%)
Weighted average common shares outstanding
Basic	60,333,209	50,162,842
Diluted	62,207,941	50,485,556
Book value	$39.01	$29.48	32.3%
Diluted book value (treasury stock method)	$37.89	$29.29	29.4%

FINANCIAL RATIOS
Return on average equity (ROAE), net income	20.1%	26.3%	(6.2)	pts
ROAE, operating income	21.2%	27.8%	(6.6)	pts
Annualized investment book yield	4.7%	4.3%	0.4	pts

Loss and loss expense ratio	57.9%	66.7%	(8.8)	pts
Acquisition cost ratio	10.2%	11.8%	(1.6)	pts
General and administrative expense ratio	11.6%	6.6%	5.0	pts

Expense ratio	21.8%	18.4%	3.4	pts

Combined ratio	79.7%	85.1%	(5.4)	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2007	DECEMBER 31, 2006	SEPTEMBER 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DECEMBER 31, 2005
Revenues
Gross premiums written	$438,406	$280,111	$362,478	$518,316	$498,120	$283,393
Net premiums written	$357,844	$210,739	$298,016	$370,338	$427,503	$213,571

Net premiums earned	$286,566	$319,791	$317,759	$305,517	$308,943	$302,032
Net investment income	72,648	66,009	61,407	54,943	62,001	50,823
Net realized investment losses	(6,484)	(4,190)	(9,080)	(10,172)	(5,236)	(5,286)

Total revenues	$352,730	$381,610	$370,086	$350,288	$365,708	$347,569

Expenses
Net losses and loss expenses	$165,995	$172,395	$180,934	$179,844	$205,960	$288,669
Acquisition costs	29,196	34,568	37,785	32,663	36,472	33,604
General and administrative expenses	33,203	33,856	25,640	26,257	20,322	27,594
Foreign exchange loss (gain)	32	1,092	(561)	(475)	545	1,670
Interest expense	9,374	9,510	9,529	7,076	6,451	5,832

Total expenses	$237,800	$251,421	$253,327	$245,365	$269,750	$357,369

Income (loss) before income taxes	$114,930	$130,189	$116,759	$104,923	$95,958	$(9,800)
Income tax expense (recovery)	1,009	1,827	2,774	2,553	(2,163)	2,478

Net income (loss)	$113,921	$128,362	$113,985	$102,370	$98,121	$(12,278)

GAAP Ratios
Loss and loss expense ratio	57.9%	53.9%	56.9%	58.9%	66.7%	95.6%
Acquisition cost ratio	10.2%	10.8%	11.9%	10.7%	11.8%	11.1%
General and administrative expense ratio	11.6%	10.6%	8.1%	8.6%	6.6%	9.1%

Expense ratio	21.8%	21.4%	20.0%	19.3%	18.4%	20.2%

Combined ratio	79.7%	75.3%	76.9%	78.2%	85.1%	115.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION
FOR THE THREE MONTHS ENDED MARCH 31, 2007
Gross Premiums Written = $438,406

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$101,865	$125,189	$211,352	$438,406
Net premiums written	$46,132	$100,645	$211,067	$357,844
Net premiums earned	$44,491	$124,409	$117,666	$286,566

Total revenues	$44,491	$124,409	$117,666	$286,566

Expenses
Net losses and loss expenses	$6,865	$90,367	$68,763	$165,995
Acquisition costs	332	6,038	22,826	29,196
General and administrative expenses	7,757	15,307	10,139	33,203

Total expenses	$14,954	$111,712	$101,728	$228,394

Underwriting Income	$29,537	$12,697	$15,938	$58,172

GAAP Ratios
Loss and loss expense ratio	15.4%	72.6%	58.4%	57.9%
Acquisition cost ratio	0.8%	4.9%	19.4%	10.2%
General and administrative expense ratio	17.4%	12.3%	8.6%	11.6%

Expense ratio	18.2%	17.2%	28.0%	21.8%

Combined ratio	33.6%	89.8%	86.4%	79.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED BALANCE SHEETS

	MARCH 31, 2007	DECEMBER 31, 2006
ASSETS
Fixed maturity investments available for sale, at fair value	$5,407,813	$5,177,812
Other invested assets available for sale, at fair value	263,993	262,557
Cash and cash equivalents	288,284	366,817
Restricted cash	200,813	138,223
Securities lending collateral	534,774	304,742
Insurance balances receivable	400,231	304,261
Prepaid reinsurance	154,461	159,719
Reinsurance recoverable	668,050	689,105
Accrued investment income	44,171	51,112
Deferred acquisition costs	107,465	100,326
Intangible assets	3,920	3,920
Balances receivable on sale of investments	25,239	16,545
Net deferred tax assets	5,259	5,094
Other assets	44,934	40,347

TOTAL ASSETS	$8,149,407	$7,620,580

LIABILITIES
Reserve for losses and loss expenses	$3,663,224	$3,636,997
Unearned premiums	879,817	813,797
Unearned ceding commissions	25,352	23,914
Reinsurance balances payable	112,731	82,212
Securities lending payable	534,774	304,742
Balances due on purchase of investments	46,517	—
Dividends payable	9,052	—
Senior notes	498,602	498,577
Accounts payable and accrued liabilities	23,360	40,257

TOTAL LIABILITIES	$5,793,429	$5,400,496

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share:
60,390,269 issued and outstanding (2006 - 60,287,696)	$1,812	$1,809
Additional paid-in capital	1,828,612	1,822,607
Retained earnings	494,073	389,204
Accumulated other comprehensive income:
net unrealized gains on investments, net of tax	31,481	6,464

TOTAL SHAREHOLDERS’ EQUITY	$2,355,978	$2,220,084

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,149,407	$7,620,580

Book value per share	$39.01	$36.82
Diluted book value per share (treasury stock method)	37.89	$35.26

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO

	MARCH 31, 2007			DECEMBER 31, 2006			SEPTEMBER 30, 2006			JUNE 30, 2006
	FAIR MARKET			FAIR MARKET			FAIR MARKET			FAIR MARKET
	VALUE			VALUE			VALUE			VALUE
MARKET VALUE
Fixed maturities available for sale	$5,407,813		95.3%	$5,177,812		95.2%	$5,283,799		95.4%	$4,808,403		94.8%
Other invested assets available for sale	263,993		4.7%	262,557		4.8%	256,997		4.6%	264,700		5.2%

Total	$5,671,806		100.0%	$5,440,369		100.0%	$5,540,796		100.0%	$5,073,103		100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$1,939,024		31.5%	$1,700,052		28.6%	$2,412,080		41.1%	$2,375,542		44.7%
Non-U.S. government securities	100,064		1.6%	97,319		1.6%	99,504		1.7%	91,384		1.7%
Corporate securities	1,242,895		20.2%	1,318,136		22.2%	1,057,457		18.0%	839,861		15.8%
Mortgage-backed securities	1,897,086		30.8%	1,823,907		30.7%	1,456,789		24.9%	1,248,140		23.5%
Asset-backed securities	228,744		3.7%	238,398		3.9%	257,969		4.4%	253,476		4.8%
Fixed Income Sub-Total	5,407,813		87.8%	5,177,812		87.0%	5,283,799		90.1%	4,808,403		90.5%
Global high-yield bond fund	33,968		0.6%	33,031		0.6%	31,724		0.5%	30,519		0.6%
Hedge funds	230,025		3.7%	229,526		3.9%	225,273		3.9%	234,181		4.4%
Cash & cash equivalents	489,097		7.9%	505,040		8.5%	321,719		5.5%	237,222		4.5%

Total	$6,160,903		100.0%	$5,945,409		100.0%	$5,862,515		100.0%	$5,310,325		100.0%

CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$1,939,024		35.9%	$1,700,052		32.8%	$2,412,080		45.7%	$2,374,326		49.5%
AAA/Aaa	2,416,429		44.7%	2,426,331		46.9%	2,005,127		37.9%	1,752,653		36.4%
AA/Aa	377,225		7.0%	306,242		5.9%	274,377		5.2%	246,483		5.1%
A/A	629,368		11.6%	699,267		13.5%	546,204		10.3%	418,172		8.7%
BBB/Baa	45,767		0.8%	45,920		0.9%	46,011		0.9%	16,769		0.3%

Total	$5,407,813		100.0%	$5,177,812		100.0%	$5,283,799		100.0%	$4,808,403		100.0%

STATISTICS
Annualized book yield, year to date	4.7%				4.5%			4.3%			4.3%
Duration	2.9	years		2.8	years		3.0	years		3.2	years
Average credit quality (S&P)	AA			AA			AA			AA

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANALYSIS OF RESERVE FOR LOSSES AND LOSS EXPENSES

		AT MARCH 31, 2007
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$251,216	$154,381	$205,506	$611,103
IBNR (net of reinsurance recoverable)	130,464	1,603,902	649,705	2,384,071

Total	$381,680	$1,758,283	$855,211	$2,995,174

IBNR/Total reserves (net of reinsurance recoverable)	34.2%	91.2%	76.0%	79.6%

		AT DECEMBER 31, 2006
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$284,284	$149,619	$197,366	$631,269
IBNR (net of reinsurance recoverable)	139,703	1,541,549	635,371	2,316,623

Total	$423,987	$1,691,168	$832,737	$2,947,892

IBNR/Total reserves (net of reinsurance recoverable)	32.9%	91.2%	76.3%	78.6%

	QUARTER ENDED	QUARTER ENDED
	MARCH 31, 2007	MARCH 31, 2006
Net losses incurred related to:
Current year	192,102	205,960
Prior years	(26,107)	—

Total incurred	165,995	205,960

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE

	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,	MARCH 31,
	2007	2006	2006	2006	2006
Senior notes/long-term debt	$498,602	$498,577	$498,543	$500,000	$500,000
Shareholders’ equity	2,355,978	2,220,084	2,094,872	1,565,062	1,478,907

Total capitalization	$2,854,580	$2,718,661	$2,593,415	$2,065,062	$1,978,907

Leverage ratios
Debt to total capitalization	17.5%	18.3%	19.2%	24.2%	25.3%

Annual net premiums written (trailing 12 months)	$1,236,937	$1,306,596	$1,309,428	$1,261,132	$1,210,800

Closing shareholders’ equity	$2,355,978	$2,220,084	$2,094,872	$1,565,062	$1,478,907
Deduct/(add): accumulated other comprehensive income (loss)	31,481	6,464	3,447	(83,144)	(64,988)

Adjusted shareholders’ equity	$2,324,497	$2,213,620	$2,091,425	$1,648,206	$1,543,895

Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.53	0.59	0.63	0.77	0.78

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED
	MARCH 31,
	2007	2006
Net income	$113,921	$98,121
Add:
Net realized investment losses	6,484	5,236
Foreign exchange loss	32	545

Operating income	$120,437	$103,902

Weighted average common shares outstanding
Basic	60,333,209	50,162,842
Diluted	62,207,941	50,485,556

Basic per share data
Net income	$1.89	$1.96
Add:
Net realized investment losses	0.11	0.10
Foreign exchange loss	—	0.01

Operating income	$2.00	$2.07

Diluted per share data
Net income	$1.83	$1.94
Add:
Net realized investment losses	0.11	0.11
Foreign exchange loss	—	0.01

Operating income	$1.94	$2.06

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2007	DECEMBER 31, 2006	SEPTEMBER 30, 2006	JUNE 30, 2006	MARCH 31, 2006
Opening shareholders’ equity	$2,220,084	$2,094,872	$1,565,062	$1,478,907	$1,420,266
(Deduct)/add: net unrealized (gains) losses on investments, net of tax	(6,464)	(3,447)	83,144	64,988	25,508

Adjusted opening shareholders’ equity	$2,213,620	$2,091,425	$1,648,206	$1,543,895	$1,445,774

Closing shareholders’ equity	$2,355,978	$2,220,084	$2,094,872	$1,565,062	$1,478,907
(Deduct)/add: net unrealized (gains) losses on investments, net of tax	(31,481)	(6,464)	(3,447)	83,144	64,988

Adjusted closing shareholders’ equity	$2,324,497	$2,213,620	$2,091,425	$1,648,206	$1,543,895

Average shareholders’ equity	$2,269,059	$2,152,523	$1,869,816	$1,596,051	$1,494,835

Net income available to shareholders	$113,921	$128,362	$113,985	$102,370	$98,121
Annualized net income available to shareholders	455,684	513,448	455,940	409,480	392,484

Operating income available to shareholders	$120,437	$133,644	$122,504	$112,067	$103,902
Annualized operating income available to shareholders	481,748	534,576	490,016	448,268	415,608

Annualized return on average shareholders’ equity — net income available to shareholders	20.1%	23.9%	24.4%	25.7%	26.3%

Annualized return on average shareholders’ equity — operating income available to shareholders	21.2%	24.8%	26.2%	28.1%	27.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	MARCH 31,	DECEMBER 31,	MARCH 31,
	2007	2006	2006
Price per share at period end	$42.75	$43.63	N/A

Total shareholders’ equity	2,355,978	2,220,084	1,478,907

DILUTIVE COMMON SHARES OUTSTANDING:
Basic common shares outstanding	60,390,269	60,287,696	50,162,842

TREASURY STOCK METHOD
Add: unvested restricted share units	266,477	704,372	213,447
Add: Long-term incentive plan share units	206,023	342,501	—
Add: dilutive options/warrants outstanding	6,588,782	6,695,990	811,500
Weighted average exercise price per share	$33.18	$33.02	$25.51
Deduct: treasury stock method adjustment	(5,269,881)	(5,067,534)	(702,233)

Common shares and common share equivalents outstanding	62,181,670	62,963,025	50,485,556

Basic book value per common share	$39.01	$36.82	$29.48
Diluted book value per common share	$37.89	$35.26	$29.29

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2007	MARCH 31, 2006
Net investment income	72,648	62,001
Deduct: annual/non-recurring items	2,062	11,582

Net investment income, recurring	70,586	50,419

Annualized net investment income, recurring	282,344	201,676

Add: annual/non-recurring items	2,062	11,582

Normalized net investment income	284,406	213,258

Fixed maturity investments available for sale, amortized cost	5,188,379	4,442,040
Other invested assets, available for sale, cost	245,657	270,138
Cash and cash equivalents	366,817	172,379
Restricted cash	138,223	41,788
Balances receivable on sale of investments	16,545	3,633
Balances due on purchase of investments	—	—

Opening aggregate invested assets	5,955,621	4,929,978

Fixed maturity investments available for sale, amortized cost	5,392,983	4,613,208
Other invested assets, available for sale, cost	246,500	247,486
Cash and cash equivalents	288,284	188,599
Restricted cash	200,813	55,161
Balances receivable on sale of investments	25,239	1,224
Balances due on purchase of investments	(46,517)	—

Closing aggregate invested assets	6,107,302	5,105,678

Average aggregate invested assets	6,031,462	5,017,828

Annualized investment book yield	4.7%	4.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	YEAR ENDED	NINE MONTHS ENDED	SIX MONTHS ENDED
	DECEMBER 31, 2006	SEPTEMBER 30, 2006	JUNE 30, 2006
Net investment income	244,360	178,351	116,944
Deduct: annual/non-recurring items	N/A	11,689	11,808

Net investment income, recurring	244,360	166,662	105,136

Annualized net investment income, recurring	244,360	222,216	210,272

Add: annual/non-recurring items	N/A	11,689	11,808

Normalized net investment income	244,360	233,905	222,080

Fixed maturity investments available for sale, amortized cost	4,442,040	4,442,040	4,442,040
Other invested assets, available for sale, cost	270,138	270,138	270,138
Cash and cash equivalents	172,379	172,379	172,379
Restricted cash	41,788	41,788	41,788
Balances receivable on sale of investments	3,633	3,633	3,633
Balances due on purchase of investments	—	—	—

Opening aggregate invested assets	4,929,978	4,929,978	4,929,978

Fixed maturity investments available for sale, amortized cost	5,188,379	5,289,411	4,907,653
Other invested assets, available for sale, cost	245,657	246,854	247,975
Cash and cash equivalents	366,817	270,848	223,602
Restricted cash	138,223	50,871	13,620
Balances receivable on sale of investments	16,545	70,174	2,433
Balances due on purchase of investments	—	(66,874)	(76,779)

Closing aggregate invested assets	5,955,621	5,861,284	5,318,504

Average aggregate invested assets	5,442,800	5,395,631	5,124,241

Annualized investment book yield	4.5%	4.3%	4.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 13 for a reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE EQUITY (ROAE)
Annualized return on average equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor is it likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 14 for a reconciliation of average equity.
ANNUALIZED OPERATING RETURN ON AVERAGE EQUITY
Annualized operating return on average equity is calculated using 1) operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and 2) average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See page 13 for a reconciliation of net income to operating income and page 14 for a reconciliation of average equity.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 16 and 17 for reconciliations of annualized investment book yield.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. See page 15 for a reconciliation of diluted book value per share to basic book value per share.